UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2004

INTERPHASE CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Texas (State of incorporation)	0-13071 (Commission File Number)	75-1549797 (IRS Employer Identification No.)

Parkway Centre I
2901 North Dallas Parkway, Suite 200
Plano, Texas 75093
(Address of Principal Executive Offices)

(214) 654-5000
(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Independent Registered Public Accounting Firm.

On September 7, 2004, Interphase Corporation (“Registrant”) dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm. The Registrant’s Audit Committee of the Board of Directors participated in and approved the decision to change the Registrant’s independent registered public accounting firm.

The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through September 7, 2004, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

During the two most recent fiscal years and through September 7, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 13, 2004, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Registrant engaged Grant Thornton LLP as its new independent registered public accounting firm effective September 9, 2004. During the two most recent fiscal years and through September 9, 2004, the Registrant did not consult with Grant Thornton LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report or oral advice was provided to the Registrant that the Registrant concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event.

The Registrant has requested that Grant Thornton LLP review the disclosure in this Current Report on Form 8-K and provided Grant Thornton LLP the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant’s expression of its views, or the respects in which Grant Thornton does not agree with the statements made by the Registrant in this Current Report. Grant Thornton LLP has advised the Registrant that no such letter will be issued.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

        Not Applicable.

(b) Pro Forma Financial Information.

        Not Applicable.

        (c) Exhibits.

16.1	Letter of PricewaterhouseCoopers LLP regarding change in independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERPHASE CORPORATION (Registrant)
Date: September 13, 2004	By:	/s/ Steven P. Kovac
Steven P. Kovac
Chief Financial Officer and Vice President of Finance

EXHIBIT INDEX

Exhibit
Number	Description of Document
16.1	Letter of PricewaterhouseCoopers LLP regarding change in independent registered public accounting firm.